UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-51012

Date of Report: December 5, 2008

XINYINHAI TECHNOLOGY, LTD.

(Exact name of registrant as specified in its charter)

Utah	87-0427336
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

No. 16 Dalian Road, Centralized Park Haping Road, Harbin Development Zone, China	150060
(Address of principal executive offices)	(Zip Code)

86-451-868-11118

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events (New Facilities and Relocation of Plant)

On December 5, 2008 Harbin Golden Sea Technology Printing Co., Ltd., the operating subsidiary of Xinyinhai Technology, Ltd., began the process of relocating its production facilities  to the new plant that it purchased in December 2007. The new plant is located at No. 4 Yantai Road, Centralized Park, Haping Road, Harbin Development Zone, Harbin, China.  Whereas its current plant provided a production area of 6,000 square meters, the new plant has a production space of over 20,000 square meters. The relocation to new facilities is expected to increase our production capacity by 30% to 40%.  After the transfer of our operations is complete, the Company will consider options regarding the prior plant, including a possible sale of the realty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XINYINHAI TECHNOLOGY, LTD.
Dated: December 10, 2008	By: /s/ Tian Ling
Tian Ling, Chief Executive Officer